United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

CLARUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CLAR	NASDAQ Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)       Of the 37,190,302 shares of common stock outstanding and entitled to vote at Clarus Corporation’s (the “Company”) 2023 Annual Meeting of Stockholders (the “Meeting”), 32,666,923 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 87.8% of the Company’s shares of common stock entitled to vote at the Meeting.

(b)       At the Meeting, the Company’s stockholders: (i) approved the election of each of the following six director nominees standing for election: Warren B. Kanders, Donald L. House, Nicholas Sokolow, Michael Henning, Susan Ottmann and James E. Walker III, (ii) approved an advisory resolution on executive compensation, (iii) approved, on an advisory basis, a three year frequency of future advisory votes on executive compensation and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The voting results for each proposal are set forth below:

Proposal 1 – To elect six members to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Warren B. Kanders	22,626,496	6,263,099	3,777,328
Donald L. House	17,364,389	11,525,206	3,777,328
Nicholas Sokolow	17,199,907	11,689,688	3,777,328
Michael Henning	20,423,633	8,465,962	3,777,328
Susan Ottmann	22,605,582	6,284,013	3,777,328
James E. Walker III	22,425,349	6,464,246	3,777,328

Proposal 2 – To approve an advisory resolution on executive compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,641,107	12,977,137	271,351	3,777,328

Proposal 3 – To approve, on an advisory basis, the frequency of future advisory votes on executive compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
13,917,776	8,281	14,703,892	259,646	3,777,328

Consistent with the recommendation of the Board of Directors, a majority of the votes cast by the Company’s stockholders voted to hold future advisory votes on executive compensation every three years. In light of the foregoing, the Company currently intends to hold future advisory votes on executive compensation every three years. The next required vote on the frequency of future advisory votes on executive compensation is scheduled to occur at the Company’s 2029 Annual Meeting of Stockholders.

Proposal 4 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,457,800	202,156	6,967	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2023

CLARUS CORPORATION

By:	/s/ Michael J. Yates
Name: Michael J. Yates
Title: Chief Financial Officer